[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                   [Graphic Omitted]

                                   MFS(R) UNION STANDARD(R)
                                   EQUITY FUND
                                   ANNUAL REPORT o SEPTEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 26
MFS' Year 2000 Readiness Disclosure ....................................... 28
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mitchell D. Dynan]
     Mitchell D. Dynan

For the 12 months ended September 30, 1999, Class A shares of the Fund provided a total return of 5.56%, Class B shares 4.86%, Class C shares 4.92%, and Class I shares 5.97%. These returns include the reinvestment of any distributions, but exclude the effects of any sales charges, and compare to a 27.81% return for the S&P 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 20.60% return for the average growth and income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHY HAS THE FUND'S PERFORMANCE LAGGED THE BROAD STOCK MARKET AND THE LIPPER AVERAGE?

A. The Fund's underperformance can be attributed to the portfolio's defensive and conservative orientation, which conflicted with the market's movements. Significant positions in sectors that came under pressure, along with a number of disappointing individual holdings, further dampened the Fund's performance. With the exception of a brief period during this past spring when the stock market broadened out, the primary beneficiary of the stock market's surges over the period was a narrow band of large-capitalization stocks. As was the case throughout much of the past 12 months, the outperformance of this narrow group of stocks masked weakness in the overall market. Indeed, in the final three months of the period, only a handful of industries within the S&P 500 posted positive results, although individual stock performance varied significantly within groups. Despite very high valuations, the technology sector was by far the year's standout performer, with the computer and electronics subsectors generating positive returns.

Q. WHAT INDUSTRIES DID YOU EMPHASIZE DURING THE PERIOD?

A. We continued to follow a steady course, emphasizing industries and stocks that historically have been defensive in nature -- ones that have tended to offer predictable earnings growth, such as consumer staples, health care, supermarkets, drug stores, and electric utilities. On a risk versus reward basis and on a stock-by-stock basis, valuations in these industries seemed quite attractive, because we believed that the strength of both the U.S. economy and the stock market -- particularly given nine years of significant upward momentum -- would likely moderate. We also anticipated that the Federal Reserve Board (the Fed) would raise interest rates at some point and that an economic slowdown would likely result. Moreover, we believed the global political and economic environment was unstable.

Q. IN GENERAL, HOW HAVE THE FUND'S POSITIONS IN THESE INDUSTRIES PERFORMED?

A. The stock market's unpredictability affected the performance of sectors differently each quarter. For example, from April through June, most of the Fund's holdings in the consumer staples sector, such as Ralston Purina, matched or beat the market. A majority of the Fund's utilities and communications holdings outperformed the market as well. Throughout the remainder of the past 12 months, however, the portfolio's dominant industry weightings came under pressure. Fear of future earnings shortfalls played a key role in the general underperformance of our industry groupings.

Q. WHY HASN'T THE FUND INVESTED HEAVILY IN TECHNOLOGY AND FINANCIAL SERVICES?

A. The Fund generally invests in industries that have strong union representation, which is not the case for technology and financial services companies. However, we do have limited positions in these two industries because we hope to increase opportunities for diversification.

Q. CAN YOU NAME A FEW MORE HOLDINGS THAT SIGNIFICANTLY CONTRIBUTED TO OR DETRACTED FROM THE FUND'S PERFORMANCE?

A. In the industrial goods sector, Martin Marietta Materials and United Technologies worked well for the Fund during the first half of the period. We pared back our positions when we believed the stocks were excessively valued and had limited potential. Reducing the Fund's stake in Martin Marietta proved timely because the stock posted losses near the end of the period. Bristol-Myers Squibb and Johnson & Johnson, two of the Fund's health care stocks, contributed to performance, while Schering-Plough and American Home Products detracted from results. Clorox, Xerox, CVS, and Texas Utilities suffered notable declines.

Q. DID YOU ADD NEW HOLDINGS TO THE FUND AS THE YEAR PROGRESSED?

A. In the oil sector, we purchased shares of Conoco, a company that was spun out from DuPont. We believe it has an attractive production profile and is a good acquisition candidate in a rapidly consolidating industry. In consumer staples, Keebler Foods and Quaker Oats were added -- both of which have been growing their earnings at double-digit rates. Over the period, we also added to existing holdings such as Time Warner, Pinnacle West, and Bell Atlantic.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Although it has been a challenging market for funds like ours, we believe the portfolio remains defensively positioned. We still believe that U.S. economic growth will moderate and that the Fed stands ready to raise interest rates if the economy does not slow on its own. We expect that the equity market will remain volatile and that excessive valuations will continue to be a concern. Although we are not satisfied with the Fund's recent performance, we remain confident in the Fund's ability to produce competitive long-term results. We are going to maintain our value-oriented approach and continue to buy stocks that we believe exhibit growth potential at attractive prices.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MITCHELL D. DYNAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE IS ALSO A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND THE MASSACHUSETTS INVESTORS TRUST SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND IS A CHARTERED FINANCIAL ANALYST.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JANUARY 14, 1994

CLASS INCEPTION:           CLASS A  AUGUST 7, 1997
                           CLASS B  AUGUST 11, 1997
                           CLASS C  AUGUST 11, 1997
                           CLASS I  JANUARY 14, 1994

SIZE:                      $104.3 MILLION NET ASSETS AS OF SEPTEMBER 30, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be less than the line shown, based on differences in sales charges and Rule 12b-1 fees paid by shareholders investing in different classes. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1999. Index information is from January 1, 1994.)

                         MFS Union Standard            Standard & Poor's
                           Equity Fund                       500
                           - Class I                   Composite Index
--------------------------------------------------------------------------------
1/94                         $10,000                       $10,340
9/95                          11,970                        13,150
9/96                          14,480                        15,820
9/97                          19,190                        22,220
9/98                          21,830                        24,230
9/99                          23,133                        30,968


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 1999

Class A
                                                               1 Year       3 Years       5 Years          Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                + 5.56%       +59.95%      +140.30%       +131.65%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            + 5.56%       +16.52%      + 18.91%       + 15.63%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            - 0.51%       +14.25%      + 17.51%       + 14.44%
----------------------------------------------------------------------------------------------------------------
Class B
                                                               1 Year       3 Years       5 Years          Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                + 4.86%       +55.57%      +133.73%       +125.32%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            + 4.86%       +16.11%      + 18.65%       + 15.41%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            + 1.00%       +15.36%      + 18.45%       + 15.32%
----------------------------------------------------------------------------------------------------------------
Class C
                                                               1 Year       3 Years       5 Years          Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                + 4.92%       +55.72%      +133.96%       +125.54%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            + 4.92%       +16.15%      + 18.68%       + 15.43%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            + 3.96%       +16.15%      + 18.68%       + 15.43%
----------------------------------------------------------------------------------------------------------------
Class I
                                                               1 Year       3 Years       5 Years          Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                + 5.97%       +59.73%      +139.97%       +131.33%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            + 5.97%       +16.89%      + 19.13%       + 15.82%
----------------------------------------------------------------------------------------------------------------
Comparative Indices
                                                               1 Year       3 Years       5 Years          Life*
----------------------------------------------------------------------------------------------------------------
Average growth and income fund+                               +20.60%       +17.04%      + 18.78%       + 16.17%
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                        +27.81%       +25.09%      + 25.03%       + 21.72%
----------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through
  September 30, 1999. Index information is from January 1, 1994.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. The Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, B, and C share performance include the performance of the Fund's Class I shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A, B, and C shares are higher than those of Class I shares, the blended Class A, B, and C share performance is higher than it would have been had Class A, B, and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS                   18.7%
CONSUMER STAPLES                             16.1%
FINANCIAL SERVICES                           13.8%
HEALTH CARE                                  13.6%
INDUSTRIAL GOODS & SERVICES                   9.4%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  5.4%           KROGER CO.  3.0%
Diversified manufacturing and        Supermarket company
financial services conglomerate
                                     BELL ATLANTIC CORP.  2.8%
BRISTOL-MYERS SQUIBB CO.  4.5%       Integrated telecommunications company
Pharmaceutical products company
                                     ANHEUSER-BUSCH COS., INC.  2.7%
EXXON CORP.  3.4%                    Diversified beverage company
International oil and gas company
                                     TYCO INTERNATIONAL LTD.  2.5%
JOHNSON & JOHNSON CO.  3.4%          Security systems, packaging, and electronic
Health care and pharmaceutical       equipment conglomerate
products company
                                     AMERICAN HOME PRODUCTS CORP.  2.3%
SCHERING-PLOUGH CORP.  3.4%          Pharmaceutical and home products company
Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 1999

Stocks - 89.5%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 2.5%
    General Dynamics Corp.                            26,080       $  1,628,370
    United Technologies Corp.                         15,800            937,138
                                                                   ------------
                                                                   $  2,565,508
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    US Bancorp                                        35,100       $  1,059,581
-------------------------------------------------------------------------------
  Business Services - 1.3%
    DST Systems, Inc.*                                24,700       $  1,404,813
-------------------------------------------------------------------------------
  Chemicals - 0.8%
    E.I. du Pont de Nemours & Co., Inc.               13,400       $    815,725
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.9%
    Microsoft Corp.*                                  21,900       $  1,983,319
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.5%
    BMC Software, Inc.*                               14,500       $  1,037,656
    Computer Associates International, Inc.           26,400          1,617,000
                                                                   ------------
                                                                   $  2,654,656
-------------------------------------------------------------------------------
  Conglomerates - 3.2%
    AlliedSignal, Inc.                                17,600       $  1,054,900
    Tyco International Ltd.                           22,520          2,325,190
                                                                   ------------
                                                                   $  3,380,090
-------------------------------------------------------------------------------
  Construction Services - 1.2%
    Martin Marietta Materials, Inc.                   30,779       $  1,229,236
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.7%
    Clorox Co.                                        42,540       $  1,627,155
    Colgate-Palmolive Co.                             23,860          1,091,595
    Dial Corp.                                        43,900          1,119,450
    Philip Morris Cos., Inc.                          32,250          1,102,547
                                                                   ------------
                                                                   $  4,940,747
-------------------------------------------------------------------------------
  Electrical Equipment - 4.8%
    General Electric Co.                              42,140       $  4,996,224
-------------------------------------------------------------------------------
  Entertainment - 1.2%
    Disney (Walt) Co.                                 12,700       $    328,613
    Time Warner, Inc.                                 16,000            972,000
                                                                   ------------
                                                                   $  1,300,613
-------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    Associates First Capital Corp., "A"               33,000       $  1,188,000
    Citigroup, Inc.                                   24,800          1,091,200
    Federal Home Loan Mortgage Corp.                  24,100          1,253,200
                                                                   ------------
                                                                   $  3,532,400
-------------------------------------------------------------------------------
  Food and Beverage Products - 9.7%
    Anheuser-Busch Cos., Inc.                         36,100       $  2,529,256
    Bestfoods Co.                                     38,900          1,886,650
    Coca-Cola Co.                                      8,450            406,128
    Hershey Foods Corp.                               10,180            495,639
    Keebler Foods Co.*                                48,600          1,451,925
    PepsiCo., Inc.                                    25,820            781,055
    Quaker Oats Co.                                   17,400          1,076,625
    Ralston-Ralston Purina Co.                        51,640          1,436,238
                                                                   ------------
                                                                   $ 10,063,516
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                    19,900       $    496,256
    CIGNA Corp.                                       26,000          2,021,500
    Hartford Financial Services Group, Inc.           44,100          1,802,587
    Lincoln National Corp.                            29,000          1,089,313
    Marsh & McLennan Cos., Inc.                       15,900          1,089,150
    MBIA, Inc.                                        19,200            895,200
    Torchmark Corp.                                   34,800            900,450
                                                                   ------------
                                                                   $  8,294,456
-------------------------------------------------------------------------------
  Medical and Health Products - 12.2%
    American Home Products Corp.                      51,020       $  2,117,330
    Bristol-Myers Squibb Co.                          62,680          4,230,900
    Johnson & Johnson Co.                             34,360          3,156,825
    Schering-Plough Corp.                             73,200          3,193,350
                                                                   ------------
                                                                   $ 12,698,405
-------------------------------------------------------------------------------
  Oils - 7.4%
    Chevron Corp.                                     15,860       $  1,407,575
    Conoco, Inc.                                      43,400          1,188,075
    Exxon Corp.                                       42,280          3,210,637
    Mobil Corp.                                       19,460          1,960,595
                                                                   ------------
                                                                   $  7,766,882
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Xerox Corp.                                       23,900       $  1,002,306
-------------------------------------------------------------------------------
  Stores - 1.5%
    CVS Corp.                                         37,700       $  1,538,631
-------------------------------------------------------------------------------
  Supermarkets - 4.4%
    Kroger Co.*                                      126,880       $  2,799,290
    Safeway, Inc.*                                    48,120          1,831,567
                                                                   ------------
                                                                   $  4,630,857
-------------------------------------------------------------------------------

  Telecommunications - 6.8%
    Alltel Corp.                                      23,100       $  1,625,663
    Bell Atlantic Corp.                               39,400          2,652,112
    SBC Communications, Inc.                          24,708          1,261,652
    Sprint Corp.                                      27,640          1,499,470
                                                                   ------------
                                                                   $  7,038,897
-------------------------------------------------------------------------------
  Utilities - Electric - 9.1%
    CMS Energy Corp.                                  51,150       $  1,735,903
    GPU, Inc.                                         25,900            844,988
    NiSource, Inc.                                    55,600          1,230,150
    NSTAR Co.                                         26,700          1,034,625
    Pinnacle West Capital Corp.                       51,030          1,856,216
    Texas Utilities Co.                               32,400          1,208,925
    Unicom Corp.                                      43,200          1,595,700
                                                                   ------------
                                                                   $  9,506,507
-------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Columbia Energy Group                              2,270       $    125,701
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    BellSouth Corp.                                   18,500       $    832,500
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $81,151,345)                        $ 93,361,570
-------------------------------------------------------------------------------

Short-Term Obligations - 9.9%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 10/01/99, at Amortized Cost              $  10,300       $ 10,300,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $91,451,345)                   $103,661,570

Other Assets, Less Liabilities - 0.6%                                   607,860
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $104,269,430
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $91,451,345)              $103,661,570
  Cash                                                                    59,665
  Receivable for Fund shares sold                                         14,426
  Receivable for investments sold                                      1,487,754
  Dividends receivable                                                   146,350
  Other assets                                                               507
                                                                    ------------
      Total assets                                                  $105,370,272
                                                                    ------------
Liabilities:
  Payable for Fund shares reacquired                                $      5,052
  Payable for investments purchased                                    1,093,111
  Payable to affiliates -
    Management fee                                                         1,847
    Distribution and service fee                                             264
  Accrued expenses and other liabilities                                     568
                                                                    ------------
      Total liabilities                                             $  1,100,842
                                                                    ------------
Net assets                                                          $104,269,430
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $ 79,701,889
  Unrealized appreciation on investments                              12,210,225
  Accumulated undistributed net realized gain on
    investments                                                       11,685,606
  Accumulated undistributed net investment income                        671,710
                                                                    ------------
      Total                                                         $104,269,430
                                                                    ============
Shares of beneficial interest outstanding                            6,344,152
                                                                     =========
Class A shares:
  Net asset value per share
     (net assets of $13,361,249 / 818,440 shares of
     beneficial interest outstanding)                                 $16.33
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $17.33
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,447,595 / 212,389 shares of
     beneficial interest outstanding)                                 $16.23
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,580,872 / 97,503 shares of beneficial
     interest outstanding)                                            $16.21
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per
     share (net assets of $85,879,714 / 5,215,820 shares of
     beneficial interest outstanding)                                 $16.47
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  1,532,102
    Interest                                                            332,301
                                                                   ------------
      Total investment income                                      $  1,864,403
                                                                   ------------
  Expenses -
    Management fee                                                 $    691,079
    Trustees' compensation                                                5,300
    Shareholder servicing agent fee                                     111,576
    Distribution and service fee (Class A)                               49,469
    Distribution and service fee (Class B)                               34,584
    Distribution and service fee (Class C)                               15,197
    Administrative fee                                                   13,474
    Custodian fee                                                        41,832
    Printing                                                             28,051
    Postage                                                               6,535
    Auditing fees                                                        47,661
    Legal fees                                                            3,502
    Amortization of organization expenses                                 1,619
    Miscellaneous                                                        63,329
                                                                   ------------
      Total expenses                                               $  1,113,208
    Reduction of expenses by investment adviser                        (100,193)
    Fees paid indirectly                                                (10,279)
                                                                   ------------
      Net expenses                                                 $  1,002,736
                                                                   ------------
        Net investment income                                      $    861,667
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $ 12,658,549
  Change in unrealized appreciation on investments                   (8,556,998)
                                                                   ------------
      Net realized and unrealized gain on investments              $  4,101,551
                                                                   ------------
          Increase in net assets from operations                   $  4,963,218
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                               1999               1998
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    861,667        $   772,646
  Net realized gain on investments                               12,658,549          7,335,113
  Net unrealized gain (loss) on investments                      (8,556,998)         1,856,998
                                                               ------------        -----------
    Increase in net assets from operations                     $  4,963,218        $ 9,964,757
                                                               ------------        -----------
Distributions declared to shareholders -
  From net investment income (Class A)                         $    (87,862)       $   (29,580)
  From net investment income (Class B)                               (9,675)           (11,127)
  From net investment income (Class C)                               (5,088)            (4,445)
  From net investment income (Class I)                             (686,646)          (760,399)
  From net realized gain on investments (Class A)                  (996,694)          (225,065)
  From net realized gain on investments (Class B)                  (238,729)           (97,691)
  From net realized gain on investments (Class C)                  (101,449)           (35,466)
  From net realized gain on investments (Class I)                (6,183,480)        (5,806,765)
                                                               ------------        -----------
    Total distributions declared to shareholders               $ (8,309,623)       $(6,970,538)
                                                               ------------        -----------
Net increase in net assets from Fund share transactions        $ 16,821,625        $18,716,448
                                                               ------------        -----------
      Total increase in net assets                             $ 13,475,220        $21,710,667
Net assets:
  At beginning of period                                         90,794,210         69,083,543
                                                               ------------        -----------
  At end of period (including accumulated undistributed net
    investment income of $671,710 and $574,748, respectively)  $104,269,430        $90,794,210
                                                               ============        ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                          ----------------------------           SEPTEMBER 30,
                                                             1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------
                                                          CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                      $16.85               $16.40                  $16.13
                                                           ------               ------                  ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.10               $ 0.10                  $ 0.03
  Net realized and unrealized gain on
    investments                                              0.88                 1.92                    0.24
                                                           ------               ------                  ------
      Total from investment operations                     $ 0.98               $ 2.02                  $ 0.27
                                                           ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                               $(0.12)              $(0.18)                 $ --
  From net realized gain on investments                     (1.38)               (1.39)                   --
                                                           ------               ------                  ------
      Total distributions declared to shareholders         $(1.50)              $(1.57)                 $ --
                                                           ------               ------                  ------
Net asset value - end of period                            $16.33               $16.85                  $16.40
                                                           ======               ======                  ======
Total return(+)                                              5.56%               13.31%                   1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.21%                1.21%                   1.21%+
  Net investment income                                      0.56%                0.57%                   0.86%+
Portfolio turnover                                             58%                  43%                     49%
Net assets at end of period (000 omitted)                 $13,361              $10,915                    $536

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays MFS a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                $ 0.08               $ 0.08                  $ 0.03
      Ratios (to average net assets):
        Expenses##                                           1.30%                1.32%                   1.34%+
        Net investment income                                0.47%                0.45%                   0.72%+
  * For the period from the inception of Class A, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                           ---------------------------           SEPTEMBER 30,
                                                             1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------
                                                          CLASS B
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                      $16.81               $16.43                  $16.24
                                                           ------               ------                  ------
Income from investment operations# -
  Net investment loss(S)                                   $(0.02)              $(0.01)                 $(0.01)
  Net realized and unrealized gain on
    investments                                              0.88                 1.94                    0.20
                                                           ------               ------                  ------
      Total from investment operations                     $ 0.86               $ 1.93                  $ 0.19
                                                           ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                               $(0.06)              $(0.16)                 $ --
  From net realized gain on investments                     (1.38)               (1.39)                   --
                                                           ------               ------                  ------
      Total distributions declared to shareholders         $(1.44)              $(1.55)                 $ --
                                                           ------               ------                  ------
Net asset value - end of period                            $16.23               $16.81                  $16.43
                                                           ======               ======                  ======
Total return                                                 4.86%               12.65%                   1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.86%                1.86%                   1.86%+
  Net investment loss                                       (0.10)%              (0.05)%                 (0.37)%+
Portfolio turnover                                             58%                  43%                     49%
Net assets at end of period (000 omitted)                  $3,448               $2,405                     $17

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a termporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays MFS a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                  $(0.04)              $(0.03)                 $(0.01)
      Ratios (to average net assets):
        Expenses##                                           1.95%                1.97%                   1.99%+
        Net investment loss                                 (0.19)%              (0.17)%                 (0.52)%+
  * For the period from the inception of Class B, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                           ---------------------------           SEPTEMBER 30,
                                                             1999                 1998                   1997*
--------------------------------------------------------------------------------------------------------------
                                                          CLASS C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                      $16.80               $16.43                  $16.24
                                                           ------               ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                          $(0.02)              $(0.02)                 $ 0.01
  Net realized and unrealized gain on
    investments                                              0.88                 1.95                    0.18
                                                           ------               ------                  ------
      Total from investment operations                     $ 0.86               $ 1.93                  $ 0.19
                                                           ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                               $(0.07)              $(0.17)                 $ --
  From net realized gain on investments                     (1.38)               (1.39)                   --
                                                           ------               ------                  ------
      Total distributions declared to shareholders         $(1.45)              $(1.56)                 $ --
                                                           ------               ------                  ------
Net asset value - end of period                            $16.21               $16.80                  $16.43
                                                           ======               ======                  ======
Total return                                                 4.92%               12.70%                   1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.86%                1.86%                   1.86%+
  Net investment income (loss)                              (0.10)%              (0.10)%                  0.63%+
Portfolio turnover                                             58%                  43%                     49%
Net assets at end of period (000 omitted)                  $1,581               $1,067                      $4

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays MFS a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                         $(0.04)              $(0.04)                 $ 0.01
      Ratios (to average net assets):
        Expenses##                                           1.95%                1.97%                   1.99%+
        Net investment income (loss)                        (0.19)%              (0.22)%                  0.49%+
  * For the period from the inception of Class C, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                            1999              1998              1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $16.96            $16.43            $13.85           $11.85           $ 9.64
                                                  ------            ------            ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.16            $ 0.16            $ 0.17           $ 0.18           $ 0.17
  Net realized and unrealized gain on
    investments                                     0.88              1.94              4.01             2.25             2.14
                                                  ------            ------            ------           ------           ------
      Total from investment operations            $ 1.04            $ 2.10            $ 4.18           $ 2.43           $ 2.31
                                                  ------            ------            ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.15)           $(0.18)           $(0.19)          $(0.15)          $(0.10)
  From net realized gain on investments            (1.38)            (1.39)            (1.41)           (0.28)            --
                                                  ------            ------            ------           ------           ------
      Total distributions declared to
        shareholders                              $(1.53)           $(1.57)           $(1.60)          $(0.43)          $(0.10)
                                                  ------            ------            ------           ------           ------
Net asset value - end of period                   $16.47            $16.96            $16.43           $13.85           $11.85
                                                  ======            ======            ======           ======           ======
Total return                                        5.97%            13.74%            32.51%           20.96%           24.21%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                        0.86%             0.86%             0.98%            1.01%            1.03%
  Net investment income                             0.90%             0.95%             1.12%            1.36%            1.58%
Portfolio turnover                                    58%               43%               49%              81%             125%
Net assets at end of period (000 omitted)         $85,880           $76,408          $68,527          $49,318          $35,842

(S) Effective February 1, 1997, subject to reimbursement by the Fund, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays MFS a fee not greater than 0.20% of average daily net assets. Prior to February 1, 1997, the investment adviser agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                         $ 0.14            $ 0.14            $ 0.15           $ 0.18           $ 0.16
    Ratios (to average net assets):
      Expenses##                                    0.95%             0.97%            1.116%            1.03%            1.12%
      Net investment income                         0.81%             0.83%             0.98%            1.33%            1.49%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Series Trust XI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities a disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and have been amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distribution in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1999, $324 and $24,242 were reclassified from accumulated undistributed net realized gain on investments and paid-in capital, respectively, to accumulated undistributed net investment income due to differences between book and tax accounting.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1999, the aggregate unreimbursed expenses paid by MFS amounted to $75,145.

Administrator - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                     0.0150%
          Next $1 billion                      0.0125%
          Next $1 billion                      0.0100%
          In excess of $3 billion              0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of who receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,754 for the year ended September 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer. A distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $477 for the year ended September 30, 1999. Fees incurred under the distribution plan during the year ended September 30, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18 and $2 for Class B and Class C shares, respectively, for the year ended September 30, 1999. Fees incurred under the distribution plan during the year ended September 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of shareholders redemption within 12 months following purchase. A contingent deferred sale charge is imposed on shareholders redemption of Class B shares in the event of shareholders redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1999, were $5,192, $5,498, and $336 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $58,109,800 and $56,975,835, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 91,555,302
                                                                   ------------
Gross unrealized appreciation                                      $ 16,969,269
Gross unrealized depreciation                                        (4,863,001)
                                                                   ------------
    Net unrealized appreciation                                    $ 12,106,268
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED SEPTEMBER 30, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                       ------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 597,540       $10,381,908        698,352       $11,794,147
Shares issued to shareholders in
  reinvestment of distributions              26,061           440,486          1,936            29,578
Shares reacquired                          (452,782)       (7,955,967)       (85,357)       (1,465,120)
                                           --------       -----------        -------       -----------
    Net increase                            170,819       $ 2,866,427        614,931       $10,358,605
                                           ========       ===========        =======       ===========

Class B Shares
                                        YEAR ENDED SEPTEMBER 30, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                       ------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 123,213       $ 2,145,359        165,663       $ 2,804,466
Shares issued to shareholders in
  reinvestment of distributions              11,183           188,553          1,082            16,549
Shares reacquired                           (65,035)       (1,159,729)       (24,732)         (420,648)
                                           --------       -----------        -------       -----------
    Net increase                             69,361       $ 1,174,183        142,013       $ 2,400,367
                                           ========       ===========        =======       ===========

Class C Shares
                                        YEAR ENDED SEPTEMBER 30, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                       ------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                  37,193       $   649,762         62,469       $ 1,057,574
Shares issued to shareholders in
  reinvestment of distributions               5,515            92,586          2,610            39,906
Shares reacquired                            (8,704)         (150,360)        (1,814)          (30,327)
                                           --------       -----------        -------       -----------
    Net increase                             34,004       $   591,988         63,265       $ 1,067,153
                                           ========       ===========        =======       ===========

Class I Shares
                                        YEAR ENDED SEPTEMBER 30, 1999    YEAR ENDED SEPTEMBER 30, 1998
                                       ------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 363,605       $ 6,341,173         76,932       $ 1,256,551
Shares issued to shareholders in
  reinvestment of distributions             404,208         6,859,447        428,071         6,553,768
Shares reacquired                           (57,668)       (1,011,593)      (170,955)       (2,919,996)
                                           --------       -----------        -------       -----------
    Net increase                            710,145       $12,189,027        334,048       $ 4,890,323
                                           ========       ===========        =======       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1999, was $726.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust XI and Shareholders of MFS Union Standard
  Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (a series of MFS Series Trust XI) as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 4, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $7,024,356 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 1999.

   FOR THE YEAR ENDED SEPTEMBER 30, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS ARE 100%.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                            CUSTODIAN
Jeffrey L. Shames*                                  State Street Bank and Trust Company
Chairman, Chief Executive Officer, and
Director, MFS Investment Management                 AUDITORS
                                                    Deloitte & Touche LLP
Nelson J. Darling, Jr.
Professional Trustee                                INVESTOR INFORMATION
                                                    and bond market outlooks, call toll free:
William R. Gutow                                    1-800-637-4458 anytime from a touch-tone
For MFS stock Private Investor,                     telephone.
Vice Chairman, Capitol Entertainment
Management Company; Real Estate Consultant          For information on MFS mutual funds, call
                                                    your financial consultant or, for an information
INVESTMENT ADVISER                                  kit, call toll free: 1-800-637-2929 any
Massachusetts Financial Services Company            business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                                 time (or leave a message anytime).
Boston, MA 02116-3741
                                                    INVESTOR SERVICE
DISTRIBUTOR                                         MFS Service Center, Inc.
MFS Fund Distributors, Inc.                         P.O. Box 2281
500 Boylston Street                                 Boston, MA 02107-9906
Boston, MA 02116-3741
                                                    For general information, call toll free:
CHAIRMAN AND PRESIDENT                              1-800-225-2606 any business day from
Jeffrey L. Shames*                                  8 a.m. to 8 p.m. Eastern time.

PORTFOLIO MANAGER                                   For service to speech- or hearing-impaired,
Mitchell D. Dynan*                                  call toll free: 1-800-637-6576 any business
                                                    day from 9 a.m. to 5 p.m. Eastern time.
TREASURER                                           (To use this service, your phone must be
W. Thomas London*                                   equipped with a Telecommunications Device
                                                    for the Deaf.)
ASSISTANT TREASURERS
Mark E. Bradley*                                    For share prices, account balances, and
Ellen Moynihan*                                     exchanges, call toll free:
James O. Yost*                                      1-800-MFS-TALK (1-800-637-8255)
                                                    anytime from a touch-tone telephone.
SECRETARY
Stephen E. Cavan*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) UNION STANDARD(R)                                            ------------
EQUITY FUND                                                           BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              USE-2  11/99  6.6M  84/284/384/884